UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 1, 2024

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-13703		13-3995059
(Commission File Number)		(IRS Employer Identification No.)

1000 Ballpark Way Suite 400 Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On July 1, 2024, Six Flags Entertainment Corporation (“Former Six Flags”) entered into an amendment No. 2 (the “Amendment”) to that certain Cooperation Agreement (as amended, the “Cooperation Agreement”), dated as of January 30, 2020, and amended by that certain Amendment No. 1, dated November 10, 2022 by and among Former Six Flags and the persons and entities set forth on Schedule A (the “H Partners Group”) to such Cooperation Agreement. The Amendment provides that the Cooperation Agreement will terminate upon the consummation of the Mergers (as defined below).

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

Cooperation Agreement

On July 1, 2024, the Cooperation Agreement, as a result of the consummation of the Mergers (as defined below), was terminated pursuant to the Amendment.

Credit Agreement

Substantially concurrently with the closing of, and in connection with, the Mergers (as defined below), all loans and other obligations outstanding under that certain Second Amended and Restated Credit Agreement, dated as of April 17, 2019 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement, dated as of October 18, 2019, that certain Replacement Revolving Facility Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain First Incremental Amendment to Second Amended and Restated Credit Agreement, dated as of April 8, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement, dated as of April 22, 2020 and that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of August 26, 2020), by and among Former Six Flags, Six Flags Operations Inc. and SFTP as borrower, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as administrative agent were repaid, and the facility was terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 1, 2024 (the “Closing Date”), Former Six Flags completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of November 2, 2023 (the “Merger Agreement”), by and among the Former Six Flags, Cedar Fair, L.P. (“Cedar Fair”), CopperSteel HoldCo, Inc. (“HoldCo”), and CopperSteel Merger Sub, LLC (“Copper Merger Sub”). Pursuant to the Merger Agreement, (i) Copper Merger Sub was merged with and into Cedar Fair (the “Cedar Fair First Merger”), with Cedar Fair continuing as the surviving entity (the “Cedar Fair Surviving Entity”) and a direct subsidiary of HoldCo, (ii) the Cedar Fair Surviving Entity was subsequently merged with and into HoldCo (the “Cedar Fair Second Merger” and together with the Cedar Fair First Merger, the “Cedar Fair Mergers”), with HoldCo continuing as the surviving corporation, and (iii) Former Six Flags merged with and into HoldCo (the “Six Flags Merger” and together with the Cedar Fair Mergers, the “Mergers”), with HoldCo continuing as the surviving corporation. Upon the consummation of the Mergers, the separate legal existences of Copper Merger Sub, Cedar Fair and Former Six Flags ceased, and HoldCo changed its name to “Six Flags Entertainment Corporation.” Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

Upon completion of the Mergers, subject to certain exceptions, (i) each issued and outstanding unit of limited partnership interest in Cedar Fair, including limited partnership interests underlying depositary units representing limited partnership interests on deposit with the Depositary pursuant to the Deposit Agreement (each, a “Cedar Fair Unit” and collectively, the “Cedar Fair Units”) (excluding (a) units held in the treasury of Cedar Fair or owned by Cedar Fair Management, Inc., the general partner of Cedar Fair (the “General Partner”) and (b) any restricted Cedar Fair Units subject to time or service-based vesting conditions, granted under the Cedar Fair 2016 Omnibus Incentive Plan (which equity awards were converted into a number of restricted shares of HoldCo Common Stock based on the

Cedar Fair Exchange Ratio, as further described below)), was converted into the right to receive one (1) share of common stock, par value $0.01 per share, of HoldCo (the “HoldCo Common Stock”) (the “Cedar Fair Exchange Ratio”), together with cash in lieu of fractional shares of HoldCo Common Stock, without interest and (ii) each issued and outstanding share of common stock, par value $0.025 per share of Former Six Flags (the “Former Six Flags Common Stock”) (excluding (a) any shares of Former Six Flags Common Stock held in treasury of Former Six Flags and (b) any restricted Former Six Flags Common Stock subject to vesting or other transfer restrictions, granted under the Former Six Flags Long Term Incentive Plan (which equity awards were converted into a number of restricted shares of HoldCo Common Stock based on the Former Six Flags Exchange Ratio, as further described below)) was converted into the right to receive 0.5800 shares of HoldCo Common Stock (the “Former Six Flags Exchange Ratio”), together with cash in lieu of fractional shares of HoldCo Common Stock, without interest.

As previously announced by Former Six Flags, on June 18, 2024, Former Six Flags declared a special dividend (the “Special Dividend”), payable to holders of record of Former Six Flags Common Stock as of the close of business one Business Day prior to the Closing Date, June 28, 2024 who hold their shares through the Closing Date, with a per share amount of $1.53, which is equal to (a) $1.00 plus (b) the product (rounded up to the nearest whole cent) of (i) the Former Six Flags Exchange Ratio and (ii) the aggregate amount of distributions per unit declared or paid by Cedar Fair with respect to a Cedar Fair Unit with a record date following November 2, 2023 and prior to the Closing Date, after giving effect to appropriate adjustments to reflect the Mergers, which distributions per Cedar Fair Unit were $0.90 in the aggregate. The payment of the Special Dividend is expected to be completed on or about July 8, 2024.

At the time the Cedar Fair First Merger became effective (the “Cedar Fair First Merger Effective Time”), each outstanding Partnership equity award (other than deferred Cedar Fair Units held by non-employee members of the board of directors of the General Partner) was converted into a corresponding award relating to shares of HoldCo Common Stock, with the number of shares of HoldCo Common Stock subject to such converted award based on the Cedar Fair Exchange Ratio. The converted Partnership equity awards remain outstanding and subject to the same terms and conditions applied under applicable plans and award agreements immediately prior to the Cedar Fair First Merger Effective Time, including vesting protections for qualifying terminations that occur within a period of 24 months following the Closing Date. Performance-based Partnership equity awards were converted based on the higher of target performance and actual performance or, in the case of awards related to any performance period that was not in progress as of the Closing Date, were converted based on target performance and will not be subject to future performance-based vesting conditions (but will remain subject to service-based vesting conditions). Any outstanding deferred Cedar Fair Units were settled at the First Cedar Fair Merger Effective Time in either cash or shares of HoldCo Common Stock in accordance with such terms.

The issued and outstanding Special LP Interests immediately prior to the Cedar Fair First Merger Effective Time were converted into the right to receive $5,290,500 in the aggregate (less any Special LP Interest amount paid prior to the Closing Date), without interest, with such aggregate amount payable to such holders thereof pro rata based on the holders’ relative capital accounts, and were automatically canceled, retired and cease to exist.

On the Closing Date, each Former Six Flags equity award was converted into a corresponding award relating to shares of HoldCo Common Stock, with the number of shares of HoldCo Common Stock subject to such converted award based on the Former Six Flags Exchange Ratio. The converted Former Six Flags equity awards remain outstanding and subject to the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the Closing Date (except that (i) performance-based awards were converted based on the greater of target and actual performance and will not be subject to future performance-based vesting conditions (but will remain subject to service-based vesting conditions) and (ii) all converted awards are subject to vesting protections for qualifying terminations that occur within a period of 24 months following the Closing Date). Any outstanding Former Six Flags deferred share units were settled on the Closing Date in shares of HoldCo Common Stock based on the Former Six Flags Exchange Ratio. All Former Six Flags equity awards are eligible for payment of the Special Dividend; provided, that such amount will not be paid until such time as the underlying Former Six Flags equity award, as converted, becomes vested or settled pursuant to its terms (if at all).

The issuance of shares of HoldCo Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (File No. 333-276255), filed by HoldCo with the Securities and Exchange Commission (the “SEC”) and declared effective on January 31, 2024.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Cedar Fair, Former Six Flags or HoldCo, and should not be relied upon as disclosure about Cedar Fair, Former Six Flags or HoldCo without consideration of the periodic and current reports and statements that Cedar Fair, Former Six Flags and HoldCo have filed and may file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, Former Six Flags Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and listed on the New York Stock Exchange (the “NYSE”). As a result of the consummation of the Mergers, on July 1, 2024, Former Six Flags requested that the NYSE withdraw the Former Six Flags Common Stock from listing on the NYSE and file a Form 25 with the SEC to report that the Former Six Flags Common Stock is no longer listed on the NYSE. The Former Six Flags Common Stock will be suspended from trading on the NYSE prior to the open of trading on July 2, 2024. Immediately following the consummation of the Mergers, HoldCo was renamed “Six Flags Entertainment Corporation”. Trading of HoldCo Common Stock on the NYSE will begin on July 2, 2024, under the ticker symbol “FUN.” In addition, HoldCo, as successor to Former Six Flags, will file with the SEC a Form 15 requesting that the reporting obligations of Former Six Flags under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated by reference herein.

As a result of the Mergers, on the Closing Date, holders of Former Six Flags Common Stock ceased to have any rights as stockholders in Former Six Flags (other than their rights, if any, to receive the Merger Consideration in accordance with the Merger Agreement as described above).

Item 7.01.	Regulation FD Disclosure.

Following the consummation of the Mergers, on July 1, 2024, HoldCo, as the new combined company, issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished. As such, the information (including Exhibit 99.1) contained herein shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

Former Six Flags Supplemental Indentures

On the Closing Date and in connection with the Mergers, HoldCo, Canada’s Wonderland Company (“Canada’s Wonderland”), Magnum Management Corporation (“Magnum Management”), Millennium Operations LLC (“Millennium” and, together with Canada’s Wonderland and Magnum Management, the “Cedar Fair Co-Issuers”), the other former subsidiaries of Cedar Fair (excluding the Cedar Fair Co-Issuers, collectively, the “Cedar Fair Subsidiary Guarantors”) that guarantee indebtedness under the HoldCo credit agreement, dated May 1, 2024, as amended (the “HoldCo Credit Agreement”), U.S. Bank Trust Company, National Association (“U.S. Bank”) and Six Flags Theme Parks Inc. (“SFTP”), as applicable, entered into supplemental indentures (collectively, the “Supplemental Indentures”) to (i) the indenture, dated as of June 16, 2016 (the “2024 Six Indenture”), by and among Former Six Flags, each of the guarantors party thereto and U.S. Bank, as trustee, (ii) the indenture, dated as of April 13, 2017 (the “2027 Six Indenture”), by and among Former Six Flags, each of the guarantors party thereto and U.S. Bank, as trustee, (iii) the indenture, dated as of April 22, 2020 (the “2025 Six Indenture” and the secured notes issued thereunder, the “2025 Secured Notes”), by and among SFTP, each of the guarantors party thereto and U.S. Bank, as trustee and notes collateral agent, (iv) the indenture, dated as of May 3, 2023 (the “2031 Six Indenture”), by and among Former Six Flags, each of the guarantors party thereto and U.S. Bank, as trustee and (v) the indenture, dated as of May 2, 2024 (the “2032 Six Indenture” and, together with the 2024 Six Indenture, 2027 Six Indenture, 2025 Six Indenture and the 2031 Six Indenture, the “Former Six Flags Indentures”), by and among Former Six Flags, SFTP, each of the guarantors party thereto and U.S. Bank (the secured notes issued thereunder, the “2032 Secured Notes”). Pursuant to the Supplemental Indentures, (a) HoldCo assumed all of Former Six Flags’ obligations under the Former Six Flags Indentures and the notes issued thereunder, (b) each of the Cedar Fair Subsidiary Guarantors agreed to fully and unconditionally guarantee the notes issued under the Former Six Flags Indentures and (c) each of the Cedar Fair Co-Issuers became a co-issuer of the 2032 Secured Notes and agreed to fully and unconditionally guarantee each other series of notes issued under the Former Six Flags Indentures.

In connection with the execution of the supplemental indentures for the 2032 Secured Notes and the 2025 Secured Notes, the Cedar Fair Co-Issuers and the Cedar Fair Subsidiary Guarantors entered into certain security agreements, pursuant to which they granted a first priority security interest in substantially all of their assets (subject to certain exceptions) to secure the 2032 Secured Notes and the 2025 Secured Notes.

In addition, on the Closing Date and in connection with the Mergers, (i) HoldCo assumed all of Cedar Fair’s obligations under its 5.375% Senior Notes due 2027, its 6.50% Senior Notes due 2028 and its 5.25% Senior Notes due 2029 (collectively, the “Cedar Fair Notes”) and the related indentures (the “Cedar Fair Indentures”) and (ii) SFTP and the other former subsidiaries of Former Six Flags agreed to fully and unconditionally guarantee the Cedar Fair Notes, in each case by entering into certain supplemental indentures to the Cedar Fair Indentures.

The foregoing summary of the supplemental indentures is not intended to be complete and is qualified in its entirety by reference to the supplemental indentures, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 4.8 to this Current Report on Form 8-K and to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1+	Agreement and Plan of Merger, dated as of November 2, 2023, by and among Cedar Fair, Former Six Flags, HoldCo and Copper Merger Sub (incorporated by reference to Exhibit 2.1 of Former Six Flags’ Current Report on Form 8-K filed with the SEC on November 2, 2023).

4.1	Fourth Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, the guarantors party thereto and U.S. Bank National Association, as trustee, to the Indenture, dated as of June 16, 2016 (incorporated by reference to Exhibit 4.1 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.2	Fourth Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, the guarantors party thereto and U.S. Bank National Association, as trustee, to the Indenture, dated as of April 13, 2017 (incorporated by reference to Exhibit 4.2 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.3	First Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, Six Flags Theme Parks Inc., the guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent, to the Indenture, dated as of April 22, 2020 (incorporated by reference to Exhibit 4.3 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.4	First Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, the guarantors party thereto and U.S. Bank National Association, as trustee, to the Indenture, dated as of May 3, 2023 (incorporated by reference to Exhibit 4.4 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.5	First Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, Six Flags Theme Parks Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent, to the Indenture, dated as of May 2, 2024 (incorporated by reference to Exhibit 4.5 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.6	Third Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, Canada’s Wonderland Company, Magnum Management Corporation, Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon, as trustee, to the Indenture, dated as of April 13, 2017, relating to the Cedar Fair 2027 Notes (incorporated by reference to Exhibit 4.6 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.7	Third Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, Canada’s Wonderland Company, Magnum Management Corporation, Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon, as trustee, to the Indenture, dated as of June 27, 2019, relating to the Cedar Fair 2029 Notes (incorporated by reference to Exhibit 4.7 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

4.8	Second Supplemental Indenture, dated as of July 1, 2024, by and among HoldCo, Canada’s Wonderland Company, Magnum Management Corporation, Millennium Operations LLC, as issuers, the guarantors named therein and The Bank of New York Mellon, as trustee, to the Indenture, dated as of October 7, 2020, relating to the Cedar Fair 2028 Notes (incorporated by reference to Exhibit 4.8 to HoldCo’s Current Report on Form 8-K, filed with the SEC on July 1, 2024).

10.1	Amendment No. 2, dated July 1, 2024, to the Cooperation Agreement, dated as of January 30, 2020, as amended November 10, 2022, by and among Six Flags Entertainment Corporation and H Partners Management, LLC and certain of its affiliates.

99.1	Press Release of HoldCo, dated July 1, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. HoldCo, as successor in interest to the Registrant, will furnish copies of any such schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Six Flags Entertainment Corporation, as successor in interest to the Registrant by merger, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
(as successor in interest to the former Six Flags Entertainment Corporation)

	By:	/s/ Brian C. Witherow
	Name:	Brian C. Witherow
	Title:	Executive Vice President and Chief Financial Officer

Date: July 1, 2024